Exhibit 99.2
Fiscal 2012
2nd Quarter Presentation
February 29, 2012

Participants
Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

Forward-Looking Statements and
Non-GAAP Information
Forward-Looking Statements and
Non-GAAP Information
 Fiscal 2012 second quarter results are unaudited. This presentation contains “forward-looking statements”
 which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “believe,” “expect,” “anticipate,”
 “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 30, 2011, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission
 (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 11 through 15 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

Q2-2012 Overview
■ Contract revenue of $267.4 million as compared to $218.2 million in the prior year quarter
■ Contract revenue grew organically 19.2%, highest organic growth in over 7 years
■ Adjusted EBITDA of $24.7 million in Q2-12 grew 52.5% compared to Q2-11
■ GAAP net income of $0.10 per share diluted compared to Non-GAAP net loss per share diluted of $(0.03) in Q2-11
■ Record Backlog of $1.819 billion and largest sequential increase in 6 years
Note: The organic revenue percentage of 19.2% excludes revenues from businesses acquired during the second quarter of fiscal 2011 from each period. Non-GAAP net loss per share diluted of $(0.03) in Q2-11 is adjusted for after-tax acquisition related costs and loss on debt extinguishment. See “Regulation G Disclosure” slides 11-15 for a reconciliation of GAAP to Non-GAAP financial measures.

Revenue Summary

Revenue % by Customer - Top 5 in Q2-12
25%
20%
15%
10%
5%
0%
14.5%
10.5%
13.5%
22.1%
12.5%
16.2%
9.9%
7.4%
7.9%
4.8%
CenturyLink
AT&T
Comcast
Verizon
Windstream
Q2-12
Q2-11

Non-GAAP Organic Growth (Decline)
30%
20%
10%
0%
(10)%
(20)%
(30)%
(14.2)%
(16.3)%
(18.8)%
(10.7)%
(8.0)%
(3.1)%
1.0%
(1.6)%
2.7%
5.4%
15.2%
19.2%
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12

■ Top 5 customers from Q2-12 represented 58.3% of
 revenue in Q2-12 compared to 61.0% of revenue
 in Q2-11
 ➢ CenturyLink became Dycom’s largest customer
 for the first time at 14.5% of total revenues
 ➢ Verizon’s organic growth in excess of 57% year-
 over-year
 ➢ Windstream more than doubled year-over-year
 with organic growth of 115%

■ Organic revenue growth of 19.2%, excluding revenue
 from businesses acquired during the second quarter
 of fiscal 2011 from each period:
 ➢ Revenue from Top 5 customers up 14.9%
 ➢ Combined revenue from other customers up
 25.8%
 ➢ Communication Services and NeoCom, acquired
 during Q2-11, contributed aggregate revenues of
 $13.6 million during the quarter
* For comparison purposes, CenturyLink includes combined revenues from CenturyTel, Inc. and Qwest Communications International, Inc. for each period presented.
Additionally, Windstream Corporation includes revenues from Kentucky Data Link, Inc. for each period presented.
Note: See “Regulation G Disclosure” slides 11 -15 for a reconciliation of GAAP to Non-GAAP financial measures.

Backlog ($ in millions)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$1,024
$1,114
$1,017
$1,316
$1,373
$1,412
$1,442
$1,819
$636
$640
$600
$730
$746
$754
$791
$967
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Total Backlog
12 Month Backlog

Number of Employees
10,000
9,000
8,000
7,000
8,587
8,897
8,550
8,212
8,161
8,320
8,285
8,288
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Number of employees

DYCOM INDUSTRIES INC.

Backlog and Awards
Current Awards and Extensions
Customers	Description	Area	Approximate Term (in years)
■AT&T	Wireless Construction Services	Georgia, Florida	3
■CenturyLink	Construction and Maintenance Services	Oregon, Washington, Utah, Ohio, Tennessee, Pennsylvania, New Jersey, Virginia, North Carolina, South Carolina	2
■Windstream	Construction and Maintenance Services	Alabama, Georgia, North Carolina, South Carolina	2
■Frontier	Construction and Maintenance Services	West Virginia	3
■SaskTel	Construction and Maintenance Services	Saskatchewan, Canada	2
■Various	Rural broadband	Wyoming, Missouri, Kentucky, Tennessee, North Carolina, South Carolina	1-2
Record backlog at $1.819 billion

Contract Revenues
($ in millions)
$300
$250
$200
$150
$100
$218.2
$267.4
Q2-11
Q2-12

Customer Revenue Mix
100%
80%
60%
40%
20%
0%
82.5%
83.8%
$180
$224
14.6%
11.1%
$32
$30
2.9%
5.1%
Telecommunications
Underground Facility Locating
Electric and Gas Utilities and Other Construction Maintenance
($ in millions)
Q2-11
Q2-12

Adjusted EBITDA - Non-GAAP
($ in millions)
$30
$20
$10
$-
$16.2
$24.7
Q2-11
Q2-12

DYCOM INDUSTRIES INC.

Summary Results
($ in millions, except per share data)	Q2-11 (Non-GAAP)	Q2-12
Net Income (Loss)	$ (1.2)	$ 3.5
Fully Diluted EPS	$(0.03)	$0.10
Organic revenue growth of 19.2%, highest growth in over 7 years
Adjusted EBITDA growth from improved performance
EPS of $0.10 per common share diluted
Revenue from Telecommunications customers 83.8% of total
Note: The organic revenue percentage of 19.2% excludes revenues from businesses acquired in Q2-11 from each period. See “Regulation G
Disclosure” slides 11-15 for a reconciliation of GAAP to Non-GAAP financial measures.
Adjusted EBITDA- Non-GAAP as a % of revenues	7.4%	9.2%

Selected Information
(a) Amounts may not foot due to rounding.
(b) Percentages disclosed under the financial amounts for Q2-12 and Q2-11 represent the percentage of contract revenues for the applicable period.
Q2-12
Q2-11
Change (a)
 ($ in millions)(b)
Contract Revenues
$267.4
$218.2
$49.2
Cost of Earned Revenues
$220.2
82.4%
$181.6
83.2%
$38.6
(0.9)%
General & Administrative -
(Non-GAAP Q2-11)
$24.3
9.1%
$21.6
9.9%
$2.7
(0.8)%
Depreciation & Amortization
$15.5
5.8%
$15.8
7.2%
$(0.3)
(1.4)%
Interest expense
$4.2
1.6%
$3.8
1.7%
$0.4
(0.2)%
Other Income, net
$2.4
0.9%
$2.2
1.0%
$0.2
(0.1)%
Net income (loss) - (Non-
GAAP Q2-11)
$3.5
1.3%
$(1.2)
(0.6)%
$4.7
1.9%
Adjusted EBITDA - Non-
GAAP
$24.7
9.2%
$16.2
7.4%
$8.5
1.8%
Organic revenue growth of 19.2%,
excluding revenue from businesses acquired in Q2-11
in each period
■Growth within existing contracts
■Rural broadband projects
Adjusted EBITDA % grew over 180
basis points as a % of revenue to
$24.7 million in Q2-12
■Improved labor efficiency
■Cost control and greater leverage of
general & administrative costs
Note: See “Regulation G Disclosure” slides 11-15 for a reconciliation of GAAP to Non-GAAP financial measures.

Cash Flows from Operating Activities and
Cap-ex, net of disposals
($ in millions)
$55
$45
$35
$25
$15
$5
-$5
-$15
$28.5
$4.5
$(8.2)
$19.4
$51.4
$4.3
$6.9
$26.6
$14.4
$20.1
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Cash Flows from Operating Activities
Cap-ex, net of disposals

	July 30, 2011	January 28, 2012
	($ in millions)	
Cash and equivalents	$ 44.8	$ 86.2
Debt:		
7.125% Senior Subordinated Notes, due January 2021	$ 187.5	$ 187.5
Senior Credit Agreement, due June 2015	$ -	$ -
Capital Leases	$ 0.3	$ 0.2
Letters of Credit outstanding	$ 39.9	$ 39.1
Availability on $225 million Senior Credit Agreement	$ 156.9	$ 185.9

Cash Flow and Liquidity
Strong operating cash flows and
targeted capital spending support growth
■Cash Flow from Operations of $51.4 million
■Combined days sales outstanding on trade
receivables and net unbilled revenues were
63 days in Q2-12
■Capital expenditures, net of disposals, of
$20.1 million
Balance Sheet Strength
■Cash and equivalents at $86.2 million,
increased $41.4 million since Q4-11
■Ample liquidity from cash on hand and
$185.9 million of availability under Senior
Credit Agreement

Summary
■ End market opportunities driving organic growth
 } Industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services
 } Broadband stimulus funding meaningfully increasing network construction for rural service providers
 } Cable operators deploying fiber to small and medium
 businesses
 } Wireless carriers upgrading from 3G to 4G technologies
 } Telephone companies deploying FTTX to enable video
 offerings
 } Footprint expansion with customers as market share
 increases
■ Increased market share has expanded the portion of revenues that is recurring

Looking Ahead
■ Revenue which grows high-single digit to low-double digits as a percent of prior year’s quarterly revenue, after excluding Q4-11 storm work of $14.1 million for the Q4-12 comparison
■ Margins and earnings which reflect operating efficiencies at higher revenue levels
■ Strong cash flows dedicated as projected returns direct towards supporting organic growth, accretive acquisition opportunities and share repurchases
■ Confident that solid operating trends will continue for a sustained period
Q3 - 2012:
■ Revenue which grows high-single digit to low-double digits as a percent of Q3-11 quarterly revenue
■ Gross margins which improve year-over-year by approximately 100 bps
■ General and administrative expenses influenced by performance based incentive plans and equity awards resulting in a sequential quarterly increase approaching 10%
■ Depreciation and amortization which increase slightly on a sequential basis
■ Other income which increases over $2.0 million year-over-year reflecting increased asset sales and pricing
■ Fully diluted share count which increases modestly on a sequential basis

Reconciliation of GAAP to Non-GAAP Measures

		Three Months Ended January 28, 2012		Three Months Ended January 29, 2011		Six Months Ended January 28, 2012		Six Months Ended January 29, 2011
				(Dollars in thousands)				
Reconciliation of Net income to Adjusted EBITDA:								
Net income	$	3,485	$	(5,094)	$	16,451	$	1,653
Interest expense, net		4,177		3,739		8,350		7,418
Provision (benefit) for income taxes		2,060		(3,216)		10,952		1,936
Depreciation and amortization expense		15,528		15,787		31,486		31,403
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")		25,250		11,216		67,239		42,410
Gain on sale of fixed assets		(2,220)		(1,980)		(5,139)		(3,510)
Stock-based compensation expense		1,642		981		2,968		1,772
Loss on debt extinguishment		-		5,738		-		5,738
Acquisition related costs		-		223		-		223
Adjusted EBITDA	$	24,672	$	16,178	$	65,068	$	46,633

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
  The above table presents the Non-GAAP financial measure of Adjusted EBITDA for the three and six months ended January 28, 2012 and January
 29, 2011 and a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment and acquisition-related costs.  The Company believes this Non-GAAP financial measure provides information that is useful to the
 Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company’s results of operations in any particular period.
 Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted
 EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.  These tables present a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth %
($ in millions)

	Total Contract Revenue	Top 5 Customers combined	All customers (excluding Top 5 Customers)	CenturyLink (b)	Verizon	Windstream (b)
GAAP Revenue						
Q2-11	$ 218.2	$ 133.0	$ 85.2	$ 23.0	$ 16.1	$ 10.5
Q2-12	$ 267.4	$ 155.8	$ 111.6	$ 38.8	$ 26.4	$ 21.2
GAAP Revenue - % Changes	**22.5%**	**17.1%**	**31.0%**	**69.1%**	**63.3%**	**101.9%**
Non-GAAP Adjustments						
Q2-11 - Revenue from businesses acquired during Q2-11	$ (5.3)	$ (4.4)	$ (0.9)	$ (1.0)	$ (0.3)	$ (3.1)
Q2-12 - Revenue from businesses acquired during Q2-11	$ (13.6)	$ (8.0)	$ (5.6)	$ (1.3)	$ (1.4)	$ (5.3)
Non-GAAP Revenue						
Q2-11	$ 212.9	$ 128.7	$ 84.3	$ 22.0	$ 15.9	$ 7.4
Q2-12	$ 253.8	$ 147.8	$ 106.0	$ 37.5	$ 25.0	$ 15.9
Non-GAAP Revenue - % Changes (a)						
Organic Revenue % Change (excluding revenue from businesses acquired during Q2-11)	**19.2%**	**14.9%**	**25.8%**	**70.4%**	**57.6%**	**115.1%**

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
 (a) Year-over-year growth percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.
 (b) For comparison purposes, CenturyLink includes combined revenues from CenturyTel, Inc. and Qwest Communications International, Inc. for each period presented.
 Additionally, Windstream Corporation includes revenues from Kentucky Data Link, Inc. for each period presented.
 Amounts may not foot due to rounding.

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) % (excluding revenues from storm restoration services and businesses acquired)
($ in millions)

	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS (a)	NON-GAAP Contract Revenues (a)	Organic Growth (Decline) % (excluding revenues from storm restoration services and businesses acquired) (a)(b)	
				GAAP	NON-GAAP
Q2-12	$ 267.4	$ (13.6)	$ 253.8	22.5%	19.2%
Q1-12	$ 319.6	$ (18.2)	$ 301.4	22.2%	15.2%
Q4-11	$ 303.7	$ (28.2)	$ 275.5	7.9%	5.4%
Q3-11	$ 252.4	$ (14.4)	$ 238.0	8.9%	2.7%
Q2-11	$ 218.2	$ (5.3)	$ 212.9	0.9%	(1.6)%
Q1-11	$ 261.6	$ -	$ 261.6	1.0%	1.0%
Q4-10	$ 281.5	$ (20.1)	$ 261.4	4.4%	(3.1)%
Q3-10	$ 231.6	$ -	$ 231.6	(10.1)%	(8.0)%
Q2-10	$ 216.3	$ -	$ 216.3	(11.9)%	(10.7)%
Q1-10	$ 259.1	$ -	$ 259.1	(22.4)%	(18.8)%
Q4-09	$ 269.7	$ -	$ 269.7	(16.3)%	(16.3)%
Q3-09	$ 257.7	$ (5.9)	$ 251.8	(12.2)%	(14.2)%
Q2-09	$ 245.5	$ (3.3)	$ 242.2		
Q1-09	$ 334.0	$ (15.0)	$ 318.9		
Q4-08	$ 322.1	$ -	$ 322.1		
Q3-08	$ 293.4	$ -	$ 293.4		

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
Amounts may not foot due to rounding.
  (a) Non-GAAP adjustments in Q2-12, Q3-11 and Q2-11 reflect revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q1-12 reflect storm restoration revenues ($3.7 million) and revenues from businesses acquired during Q2-11 ($14.5 million). Non-GAAP adjustments in Q4-11 reflect storm restoration revenues ($14.1 million) and revenues from businesses acquired during Q2-11 ($14.1 million). Non-GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks.
 The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. Non-GAAP adjustments in Q3-09, Q2-09, and Q1-09 reflect storm restoration revenues recognized during those periods.
 (b) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Three Months Ended January 28, 2012			Three Months Ended January 29, 2011		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 267,407	$ -	$ 267,407	$ 218,203	$ -	$ 218,203
Cost of earned revenues, excluding depreciation and amortization	220,239	-	220,239	181,621	-	181,621
General and administrative expenses	24,275	-	24,275	21,835	(223) (a)	21,612
Depreciation and amortization	15,528	-	15,528	15,787	-	15,787
Interest income	8	-	8	34	-	34
Interest expense	(4,185)	-	(4,185)	(3,773)	-	(3,773)
Loss on debt extinguishment	-	-	-	(5,738)	5,738 (b)	-
Other income, net	2,357	-	2,357	2,207	-	2,207
Income (loss) before income taxes	5,545	-	5,545	(8,310)	5,961	(2,349)
Provision (benefit) for income taxes	2,060		2,060	(3,216)	2,086 (c)	(1,130)
Net income (loss)	$ 3,485	$ -	$ 3,485	$ (5,094)	$ 3,875	$ (1,219)
Diluted income (loss) per share	$ 0.10	$ -	$ 0.10	$ (0.14)	$ 0.11	$ (0.03)
Shares used in computing Diluted EPS:	34,636,520		34,636,520	35,221,017		35,221,017

Amounts may not foot due to rounding.

The items reconciling "GAAP" to "Non-GAAP" financial measures are specifically described below:

(a) General and administrative expenses in Q2-11 included $0.2 million in acquisition related costs.

(b) During Q2-11, the Company repurchased $86.96 million in aggregate principal amount of its 8.125% senior subordinated notes due 2015 and recognized debt extinguishment costs of $4.0 million, comprised of tender premiums and professional fees associated with the tender offer and $1.7 million for the write-off of deferred debt issuance costs.

(c) Provision (benefit) for income taxes includes the tax effect of the other reconciling items identified herein.

Appendix: Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Six Months Ended January 28, 2012			Six Months Ended January 29, 2011		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 586,981	$ -	$ 586,981	$ 479,787	$ -	$ 479,787
Cost of earned revenues, excluding depreciation and amortization	475,426	-	475,426	390,943	-	390,943
General and administrative expenses	49,633	-	49,633	44,660	(223) (a)	44,437
Depreciation and amortization	31,486	-	31,486	31,403	-	31,403
Interest income	25	-	25	63	-	63
Interest expense	(8,375)	-	(8,375)	(7,481)	-	(7,481)
Loss on debt extinguishment	-	-	-	(5,738)	5,738 (b)	-
Other income, net	5,317	-	5,317	3,964	-	3,964
Income before income taxes	27,403	-	27,403	3,589	5,961	9,550
Provision for income taxes	10,952	-	10,952	1,936	2,086 (c)	4,022
Net income (loss)	$ 16,451	$ -	$ 16,451	$ 1,653	$ 3,875	$ 5,528
Diluted earnings (loss) per share	$ 0.48	$ -	$ 0.48	$ 0.05	$ 0.11	$ 0.15
Shares used in computing Diluted EPS:	34,431,419		34,431,419	36,566,672		36,566,672

Amounts may not foot due to rounding.

The items reconciling "GAAP" to "Non-GAAP" financial measures are specifically described below:

(a) General and administrative expenses in Q2-11 included $0.2 million in acquisition related costs.

(b) During Q2-11, the Company repurchased $86.96 million in aggregate principal amount of its 8.125% senior subordinated notes due 2015 and recognized debt extinguishment costs of $4.0 million, comprised of tender premiums and professional fees associated with the tender offer and $1.7 million for the write-off of deferred debt issuance costs.

(c) Provision for income taxes includes the tax effect of the other reconciling items identified herein.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure

Fiscal 2012
2nd Quarter Presentation
February 29, 2012